Exhibit 99.1

Local corporation Corporate Overview Q2 2014

Forward looking statements Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements. The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”, “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements. Adjusted EBITDA is defined as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock-based compensation charges; gain or loss on derivatives’ revaluation; net income (loss) from discontinued operations; LEC receivables reserve; finance-related charges; accrued lease liability/asset; severance charges; and an expense related to a settlement accrual. Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations. A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share. Corporate Overview Q2 2014 2

Who we are Founded/IPO 1999/2004 Ticker LOCM (NASDAQ) Revenue CAGR 31% from 2006 to 2013 Flagship Site Local.com – Top US Site Recognition Deloitte Fast 500TM 4 years in a row Headquarters Irvine, CA Employees ~90 Current financial momentum Investing for growth (Adjusted EBITDA) Shift from SMB to Enterprise *Estimate Our mission Making it easy for consumers to find and connect with the products and businesses they want and need through our innovative technology and network of publisher partners. Corporate Overview Q2 2014 3

Multiple avenues to value Structured for growth Reasons to invest: Strong profitable core business with strong base of consumers Growing partners and products Innovative Krillion shopping data is catalyst for multi-screen expansion Untapped IP portfolio ready for monetization Shift in focus to Enterprise sales Improving financial performance on top and bottom line *Based on the top U.S. product retailers listed within Stores Top 100, excluding grocery and restaurant retailers Corporate Overview Q2 2014 4

Convergence of content anywhere anytime, seamlessly across devices Unified online to offline consumer experience 80% of purchases occur within a 3-mile radius of home 52% of all sales (online & offline) will begin on the internet 95% of smartphone users have searched for local information Source: Forrester, 2011 Corporate Overview Q2 2014 5

Discovery + data = value Innovative technology connecting consumers with products and services Owned & Operated sites & Network High-intent consumers across our properties provide enormous behavioral insights Reaching consumers across all devices Corporate Overview Q2 2014 6

Leading partners in the industry Corporate Overview Q2 2014 7

Owned & Operated attracts high intent consumers Monetization from clicks on search ads and impressions on display ads 20 Million monthly unique visitors Ad types: Search Display Video = Revenue source Corporate Overview Q2 2014 8

Search offers consistent, upward growth Online search Mobile search Source: eMarketer, 2014 Mobile and local are the fastest growing segments Mobile traffic represents 32% of our total overall traffic Corporate Overview Q2 2014 9

Owned & Operated trends O&O MUV – RKV (including mobile) Annual mobile traffic (UVs) Corporate Overview Q2 2014 10

Network grows with innovative ad formats Monetization from clicks, calls and impressions on search, pay-per-call and display ads Ad types: Display Search Pay-Per-Call Video = Revenue source Corporate Overview Q2 2014 11

More ad dollars are shifting to online Newer ad formats drive growth Total online advertising Mobile display advertising Source: Borrell Associates, Inc. 2014 Source: eMarketer, 2014 60% Increase In online advertising spend expected over the next 4 years Leading ad formats Video Native Mobile Rich interactive Online search Source: Borrell Associates, Inc. 2014 Source: eMarketer, 2014 Corporate Overview Q2 2014 12

Continued strong Network revenue growth Addition of new ad technology and partners Serving more than 3 Billion monthly impressions Network Revenue $4.2 $4.1 $5.0 $7.6 $8.3 $11.6 $14.5 $16.1 $14.8 Up 78% from Q1-2013 In the last seven quarters, Network revenue has Grown over 3.5x Corporate Overview Q2 2014 13

Krillion is the shopping data standard Our vision: Create a new standard for retail shopping data that allows retailers and brand manufacturers to create new value added applications that drive consumers to purchase both online and in-store, as well as gain further insights from consumer interactions within our data. Top priorities: 1 Distribution 2 Data acquisition & quality 3 Coverage 90% coverage of the top 100 U.S. retailers* Over 120,000 national and regional retailer stores 3 million Localized products Location of retail stores in the Krillion database *Based on the top U.S. product retailers listed within Stores Top 100, excluding grocery and restaurant retailers Corporate Overview Q2 2014 14

Uniquely positioned to enable local shopping Offline retail influence Over $1 trillion in retail sales today are influenced by digital, and digital is projected to influence 50% of all retail sales by the end of 2014. Source: Deloitte Digital, 2013 / MIT Our customer value proposition answers 3 key questions: Is it carried near me? Is it available in-store? How much does it cost? Over 80% of smartphone & tablet users conduct local searches on their devices Focus on hours, directions & availability Corporate Overview Q2 2014 15

Krillion addressable market U.S. retail industry ad spending (Billions) Source: eMarketer, March 2014 Digital ad spending by channel (Billions) Digital ad spending by objective (Billions) Change in Marketing Spending Total market spending -4.7% Digital marketing spending 9.0% Traditional ad spending -4.7% Brand building 3.5% Customer relationship management 3.3% New product introductions 4.5% New service introductions 0.1% Marketing (nonsales) hires -0.6% Integrating what we know about marketing 0.6% Developing knowledge about how to do marketing 0.7% Marketing training 0.1% Marketing research & intelligence 0.8% Marketing consulting services -0.6% Corporate Overview Q2 2014 16

Experiences powered by Krillion Krillion’s dynamic platform powers innovative solutions for retailers & brands across multiple channels Product search Solution Where-to-buy solution Corporate Overview Q2 2014 17

Interactive ad content to consumers at precisely the time they need it Highly interactive Animation, rolling text and image carousels Location aware Nearest store, directions and ambient data Integrates mobile features Maps, tap to call, and calendar reminders Localized content Store availability, offers and pricing 24% performed secondary localized actions after opening (vs. 2.9% industry benchmark) Corporate Overview Q2 2014 18

Monetize IP portfolio Positive claim construction ruling The patent descriptions herein do not constitute the legal opinion or advice of the patent owner or their counsel. The reader is encouraged to seek the advice of their own counsel regarding the scope of any domestic or foreign patents. Cascading Menu patenttrial scheduled for July 2014 Reviewing options to maximize value Pay-Per-Call patent portfolio Transferring patents into dedicated IP holding subsidiary Structure provides most flexible solution to leverage value Consolidating Krillion’s assets (including patent) into own subsidiary Enables us to derive value from the technology, and better manage and measure performance and contribution Corporate Overview Q2 2014 19

Strong financial fundamentals Investing for growth Notable accomplishments: Ended Q1 with $3.7M in total cash Reached Q1 revenue of $26.2M and Adjusted EBITDA of $712,000 2014 guidance: Revenue between $103M and $107M, and Adjusted EBITDA between $3M and $4M We now expect performance to be at the high end of the guidance range Note: See Appendix for reconciliation of Adjusted EBITDA to GAAP net income Corporate Overview Q2 2014 20

2014 financial targets by business segment

2014 Revenue

% of 2014 Revenue

Margin %

Network

55,000,000

51%

37%

Owned & Operated

52,000,000

49%

15%

$107,000,000

100%

26%

*All 2014 figures are estimates

Improving financials

Evolving model remains strong

Multiple growth drivers

Investing for growth

(Adjusted EBITDA)

Stabilize Execute GROW

*Estimate

Note: See reconciliation of Adjusted EBITDA to GAAP net income at presentation end.

1Q14 Balance Sheet & Cap. Table

Key Balance Sheet Items (In Thousands)

3/31/2014

Cash

$3,711

Accounts Receivable

18,219

Total Assets

50,722

Total Debt

14,002

Total Liabilities

32,341

Stockholders Equity

17,669

Capitalization

(In Thousands)

3/31/2014

Common Stock

23,227

Convertible Debentures

2,488

Options (Weighted avg. strike 3.66)

3,855

Warrants (Weighted avg. strike 2.03)

766

RSUs

31

Fully Diluted

30,367

Additional Data:

I.As of March 31, 2014, $12 million credit facility with $9.6 million outstanding and $2 million available under the line of credit. Interest rate approximately 5%

II.Total authorized shares 65,000,000 common and 10,000,000 preferred

III.In April 2013, the company closed $5 million in convertible notes. Interest rate of 7%. Conversion price of $2.01. Included 746,000 of warrants with $2.01 exercise price.

Executive leadership team



Fred Thiel
Chairman & CEO
25+ years experience

Board Member/Senior Advisor to public and private technology companies, PE and VC firms

Managing Partner, Triton Pacific Capital Partners

Founder & Managing Partner, TechStarter Ventures

CEO, GameSpy Industries

CEO, Lantronix



Ken Cragun
CFO
25+ years experience

CFO, Modtech

SVP, MIVA

CFO, ImproveNet

CPA, Big 4 Experience



Scott Reinke
General Counsel
15 years experience

EVP and Gen. Counsel, Emerging Media Group, Inc. (TRAFFIQ, Inc.)

EVP and Gen. Counsel, Market Maker Interactive, Inc.

Associate Gen. Counsel and VP, MIVA

Corporate Overview Q2 2014

24

Multiple avenues to value Structured for growth

Reasons to invest:

Strong profitable core business with strong base of consumers

Growing partners and products

Innovative Krillion shopping data is catalyst for multi-screen expansion

Untapped IP portfolio ready for monetization

Shift in focus to Enterprise sales

Improving financial performance on top and bottom line

*Based on the top U.S. product retailers listed within Stores Top 100, excluding grocery and restaurant retailers

Thank you

Fred Thiel

Chairman & CEO

fred@local.com

Local Corporation | 7555 Irvine Center Drive | Irvine CA 92618 | 949.784.0800

www.localcorporation.com Ken Cragun CFO kcragun@local.com

Appendix

Market Cap/Sales Valuation

Company

Symbol

Price

Market Cap

(in millions)

2014E Sales

(in millions)

Market Cap/Sales

Blucora, Inc.

BCOR

$ 17.07

$ 720.9

$ 656.0

1.1

ReachLocal, Inc.

RLOC

$ 7.08

$ 198.9

$ 509.0

0.4

Angie’s List, Inc.

ANGI

$ 10.23

$ 597.9

$ 328.0

1.8

Marchex, Inc.

MCHX

$ 10.68

$ 392.7

$ 171.0

2.3

Autobytel, Inc.

ABTL

$ 11.04

$ 99.1

$ 115.0

0.9

Yelp, Inc.

YELP

$ 52.74

$ 3,700.0

$ 365.0

10.1

Travelzoo Inc.

TZOO

$ 17.48

$ 257.7

$ 163.0

1.6

XOXO Group Inc.

XOXO

$ 10.19

$ 252.0

$ 142.0

1.8

Demand Media

DMD

$ 4.12

$ 372.0

$ 92.0

4.0

Web.com Group

WWWW

$ 31.87

$ 1,600.0

$ 598.0

2.7

Average

2.7

Local Corporation

LOCM

$ 1.83

$ 42.5

$ 107.0

0.4

Reconciliation: Adjusted EBITDA to GAAP Net Income

Description	FY-09	FY-10	FY-11	FY-12	FY-13	FY-14*
Adjusted EBITDA	$3,041	$13,775	$3,247	$777	$4,533	$4,000
Less interest and other income (expense), net	(27)	(275)	(413)	(425)	(2,321)	(1,700)
Less provision for income taxes	(158)	(102)	(178)	(111)	(139)	(200)
Less amortization of intangibles	(2,524)	(5,734)	(4,864)	(3,611)	(912)	(900)
Less depreciation	(734)	(1,418)	(3,182)	(3,658)	(3,896)	(4,000)
Less stock-based compensation	(2,364)	(2,911)	(3,442)	(2,533)	(1,619)	(800)
Less LEC receivable reserve	-	-	-	(1,407)	-	-
Less net loss from discontinued operations	-	-	(6,899)	(14,250)	(3,729)	-
Plus gain on sale of Rovion	-	-	-	1,458	-	-
Plus revaluation of warrants	(2,981)	887	2,633	202	1,100	-
Less Geo-Tag settlement	-	-	-	-	(550)	-
Less non-recurring charges	(520)	-	(1,461)	(684)	(2,829)	(1,800)
GAAP Net income (loss)	$(6,267)	$4,222	$(14,559)	$(24,242)	$(10,362)	$(5,400)

*Estimate

Note: Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company's use of Non-GAAP measures is set forth on Slide 30

Corporate Overview Q2 2014

29

Use of non-GAAP measures

This document includes the non-GAAP financial measure of “Adjusted EBITDA” which we define as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges; gain or loss on derivatives’ revaluation, net income (loss) from discontinued operations; gain on sale of Rovion; impairment charges; LEC receivables reserve; finance related charges; accrued lease liability/asset; and severance charges. Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net income (loss) which we believe is the most comparable GAAP measure. A reconciliation of net income (loss) to Adjusted EBITDA is set forth within this presentation.

Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, LEC receivables reserve, warrant revaluation charges; finance related charges; accrued lease liability; and severance charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.

A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income (loss) or earnings (loss) per share.